INVESCO Tax-Free Long-Term Bond Fund
                (a series of INVESCO Tax-Free Income Funds, Inc.)

                     INVESCO Tax-Free Intermediate Bond Fund
                (a series of INVESCO Tax-Free Income Funds, Inc.)

                              7800 E. Union Avenue
                             Denver, Colorado 80237


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information relates specifically to the proposed Reorganization whereby INVESCO Tax-Free Long-Term Bond Fund ("Long-Term Bond Fund") would acquire the assets of INVESCO Tax-Free Intermediate Bond Fund ("Intermediate Bond Fund") in exchange solely for shares of Long-Term Bond Fund and the assumption by Long-Term Bond Fund of Intermediate Bond Fund's liabilities. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of Long-Term Bond Fund, dated November 1, 1998.

         (2) The Statement of Additional Information of Intermediate Bond Fund, dated November 1, 1998.

         (3) The Annual Report to Shareholders of Long-Term Bond Fund for the fiscal year ended June 30, 1998.

         (4) The Annual Report to Shareholders of Intermediate Bond Fund for the fiscal year ended June 30, 1998.

         (5) The Semi-Annual Report to Shareholders of Long-Term Bond Fund for the six-month period ended December 31, 1998.

         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated March 23, 1999 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained by calling toll-free 1-800-646-8372. This Statement of Additional Information is dated March 23, 1999.